UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT 1934

Date of report (Date of earliest event reported): November 6, 2018

MIMEDX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-35887	26-2792552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct, NE Marietta, GA	30062
(Address of Principal Executive Offices)	(Zip Code)

(770) 651-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders

On November 6, 2018, the board of directors (the “Board”) of MiMedx Group, Inc., a Florida corporation (the “Company”), adopted a rights plan and declared a dividend of one right (each, a “Right”) for each outstanding share of Company common stock, par value $0.001 per share (“Common Stock”). The dividend will be paid to the Company’s shareholders of record at the close of business on November 19, 2018 (the “Record Date”). Each Right entitles the holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock (“Preferred Stock”) at a price of $31.10 (the “Exercise Price”), subject to certain adjustments. The description and terms of the Rights are set forth in the Shareholder Rights Agreement, dated as of November 6, 2018 (the “Rights Agreement”), between the Company and Issuer Direct Corporation, as rights agent (the “Rights Agent”).

Given the Company’s current market capitalization, the delisting of the Common Stock from Nasdaq and the anticipated substantial and volatile trading activity following Nasdaq’s suspension of trading in the Common Stock, the Board determined that the Company and its shareholders are particularly vulnerable to a creeping acquisition of actual or de facto control through open market accumulation or other tactics, whereby an investor could acquire a substantial percentage of outstanding shares of Common Stock prior to making any public disclosure regarding its control intent and without paying a control premium. The rights plan is intended to protect the interests of the Company and its shareholders from this threat and to enable all Company shareholders to realize the full potential value of their investment in the Company.

The Rights. Until the Distribution Date (as defined below), the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Rights Agreement by reference, and the Rights are transferable with and only with the underlying shares of Common Stock. New Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Date and the Expiration Date (as defined below). As soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

Separation and Distribution of the Rights; Exercisability. The Rights will not be exercisable until the earlier of:

•

the close of business on the 10th business day following a public announcement or disclosure that a person has become an “Acquiring Person,” which is defined as a person that, together with all of its affiliates and associates, beneficially owns 10% or more of the outstanding shares of Common Stock (subject to certain exceptions as described below), and

•

the close of business on the 10th business day (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in a person (other than a person described in the first three bullets in the following paragraph) becoming the beneficial owner of 10% or more of the outstanding shares of Common Stock,

(the earlier of such dates being called the “Distribution Date”).

An Acquiring Person does not include:

•	the Company or any of its subsidiaries;

•	any officer, director or employee of the Company or any of its subsidiaries in his or her capacity as such;

•

any employee benefit plan of the Company or any of its subsidiaries or any trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any of its subsidiaries; or

•

any person that, together with all of its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the Rights Agreement, beneficially owns 10% or more of the outstanding shares of Common Stock so long as such person continues to beneficially own at least 10% of the outstanding shares of Common Stock and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of 10% and the sum of the lowest beneficial ownership of such person since the public announcement of the adoption of the Rights Agreement plus one share of Common Stock.

In addition, the Rights Plan provides that no person will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person will not be an Acquiring Person if the Board determines that such person has become an Acquiring Person inadvertently and such person as promptly as practicable divests a sufficient number of shares so that such person would no longer be an Acquiring Person.

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts. In addition, for purposes of the Rights Agreement, a person is deemed to beneficially own shares of any other person(s) with which such person is acting in concert (as defined in the Rights Agreement).

Expiration Date. The Rights, which are not exercisable until the Distribution Date, will expire at the earliest to occur of (i) the close of business on November 6, 2019; (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement; (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement or (iv) the time at which the Rights are terminated upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board prior to any person becoming an Acquiring Person (the earliest of (i), (ii), (iii) and (iv) is referred to as the “Expiration Date”).

Flip-in Event. In the event that any person, alone or together with its affiliates and associates, becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than Rights of an Acquiring Person, affiliates or associates thereof and certain transferees therefrom, which Rights automatically become null and void) will thereafter have the right to receive, upon exercise, Common Stock having a value equal to two times the Exercise Price. The Rights may not be exercised following a Flip-in Event while the Company has the ability to cause the Rights to be redeemed, as described below.

Flip-over Event. In the event that after there is an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of the Company’s assets or earning power are sold (each, a “Flip-over Event”), proper provision will be made so that each holder of a Right (other than Rights of an Acquiring Person, affiliates or associates thereof and certain transferees therefrom, which Rights automatically become null and void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company having a market value at the time of that transaction equal to two times the Exercise Price. The Rights may not be exercised following a Flip-over Event while the Company has the ability to cause the Rights to be redeemed, as described below.

Preferred Stock Provisions. Each share of Preferred Stock will be entitled to receive, when, as and if declared, a preferential per share quarterly dividend payment equal to the greater of (i) $1.00 per share or (ii) 1,000 times the aggregate per share amount of all cash dividends declared per share of Common Stock, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions declared per share of Common Stock. Each share of Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Company. In the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock.

Anti-dilution Adjustments; Fractional Shares. The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock,

•

upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the then-current market price of the Preferred Stock or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights, options or warrants (other than those referred to above).

The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split, reverse stock split, stock dividends and other similar transactions.

With certain exceptions, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the trading day immediately prior to the date of exercise.

Exchange; Redemption. At any time after there is an Acquiring Person and prior to the acquisition of beneficial ownership by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board, at its option, may exchange each Right (other than Rights that have been become null and void as described above) in whole or in part, at an exchange ratio of one share of Common Stock per outstanding Right (subject to adjustment).

At any time before there is an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to certain adjustments) (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

Immediately upon the action of the Board electing to redeem or exchange the Rights, the Company will make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

No Rights as Shareholder. Until a Right is exercised or exchanged, the Right does not entitle the holder thereof to any rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of the Rights Agreement. The Board may amend or supplement the Rights Agreement without the approval of any holders of Rights, including, without limitation, in order to (i) cure any ambiguity, (ii) correct inconsistent provisions, (iii) alter time period provisions or (iv) make additional changes to the Rights Agreement that the Board deems necessary or desirable. However, at any time after there is an Acquiring Person, the Rights Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights.

Certain Anti-takeover Effects. The Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed desirable by the Board. The Rights may cause substantial dilution to any person or group that attempts to acquire control of the Company on terms or in a manner not approved by the Board, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

The Rights are not intended to prevent all takeovers of the Company and will not do so. Since, subject to the restrictions described above, the Company may redeem the Rights prior to the Distribution Date, the Rights should not interfere with any merger or other business combination approved by the Board.

* * * * *

The Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the Rights Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the adoption of the Rights Agreement, the Board approved an Articles of Amendment to the Articles of Incorporation of MiMedx Group, Inc. (the “Articles of Amendment”), which designates the rights, preferences and privileges of 150,000 shares of a series of the Company’s preferred stock, par value $0.001 per share, designated as Series A Junior Participating Preferred Stock. The description of the Preferred Stock contained in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

The Articles of Amendment were filed with the Secretary of State of the State of Florida and became effective on November 7, 2018. A copy of the Articles of Amendment has been filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference. The description of the Articles of Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1.

Item 7.01 Regulation FD Disclosure

On November 7, 2018 the Company issued a press release announcing the adoption of the Rights Agreement and the declaration of the dividend of the Rights. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

3.1	Articles of Amendment to the Articles of Incorporation of MiMedx Group, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed on November 7, 2018)

4.1	Shareholder Rights Agreement, dated as of November 6, 2018, between MiMedx Group, Inc. and Issuer Direct Corporation (which includes the Form of Rights Certificate as Exhibit C thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on November 7, 2018)

99.1	Press Release, dated November 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: November 7, 2018

	By	/s/ Alexandra O. Haden
Alexandra O. Haden General Counsel & Secretary